September 2019 Accel Entertainment – Q2 2019 & Acquisition Update Exhibit 99.2

Use of Projections This presentation contains financial forecasts prepared by TPG Pace Holdings Corp. (“Pace”) with respect to certain financial metrics of Accel Entertainment, Inc. (“Accel”), including, but not limited to, revenues (gaming, other, and gross), gross profit, adjusted EBITDA, adjusted net income, net debt, net leverage, capital expenditures, M&A, organic revenue, EBITDA margin, unlevered P/E, levered P/E, FCF, and P/E. Neither Pace’s independent auditors, nor the independent registered public accounting firm of Accel, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These financial forecasts and projections were prepared by Pace and not by the management of Accel, and these financial forecasts and projections should not be relied upon as being necessarily indicative of future results. Neither Pace nor Accel undertakes any commitment to update or revise the projections, whether as a result of new information, future events, or otherwise. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective forecasts are indicative of the future performance of Pace or Accel or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Forward-Looking Statements This presentation includes “forward-looking statements.” Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include projected financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, synergies, prospects, and other aspects of the businesses of Pace, Accel, or the combined company after completion of any proposed business combination are based on currently available information and current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed business combination; (2) the risk that the proposed business combination disrupts current plans and operations of Accel or its subsidiaries or Pace as a result of the announcement and consummation of the business combination; (3) the inability to complete the transactions contemplated by the proposed business combination; (4) the inability to complete the proposed private placements as set forth in subscription agreements between Pace and certain investors; (5) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (6) the inability to successfully retain or recruits officers, key employees, or directors following the proposed business combination; (7) effects on Pace's public securities' liquidity and trading; (8) the market's reaction to the proposed business combination; (9) the inability to meet the NYSE's listing standards following the consummation of the proposed business combination; (10) the lack of a market for Pace's securities; (11) Pace's and Accel's financial performance following the proposed business combination; (12) costs related to the proposed business combination; (13) changes in applicable laws or regulations; (14) the possibility that Pace or Accel may be adversely affected by other economic, business, and/or competitive factors; and (15) other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission ("SEC") by Pace.  Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on Pace and the Accel. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the Prospectus filed by Pace with the SEC and those described in the section entitled “Risk Factors” in Pace’s annual report on Form 10-K for the year ended December 31, 2018 filed with the SEC, as well as Pace’s other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, you should not put undue reliance on these statements. Industry and Market Data In this presentation, Pace and Accel rely on and refer to information and statistics regarding market shares in the sectors in which Accel competes and other industry data. Pace and Accel obtained this information and statistics from third-party sources, including reports by market research firms. Pace and Accel have supplemented this information where necessary with information from discussions with Accel’s customers and their own internal estimates, taking into account publicly available information about other industry participants and Accel’s management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA, EBITDA margin, Adjusted Net Income, Free Cash Flow, unlevered Free Cash Flow, P/E, ROIC, and net leverage. Adjusted EBITDA is calculated as revenue less gaming taxes, revenue sharing, direct operating expenses, and SG&A expenses (including anticipated public company costs). Free cash flow (FCF) is calculated as Adjusted EBITDA less total capital expenditures. Accel’s Adjusted Net Income is adjusted for tax-effected route amortization expense and used for P/E ratios. Management believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Accel’s financial condition and results of operations. Pace believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore the non-GAAP measures of Accel included in this presentation may not be directly comparable to similarly titled measures of other companies. Important Information

Important Information (continued) No Representations or Warranties This presentation does not purport to contain all of the information that may be required to evaluate a possible transaction. No representation or warranty, express or implied, is or will be given by Pace or Accel or any of their respective affiliates, directors, officers, employees, or advisers or any other person as to the accuracy or completeness of the information in this presentation (including as to the accuracy or reasonableness of statements, estimates, targets, projections, assumptions, or judgments) or any other written, oral, or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions, or misstatements, negligent or otherwise, relating thereto. Accordingly, none of Pace and Accel or any of their respective affiliates, directors, officers, employees, or advisers or any other person shall be liable for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed. This presentation is not intended to constitute and should not be construed as investment advice and does not constitute investment, tax, or legal advice. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of Pace’s, Accel’s, their respective affiliates, nor Pace’s, Accel’s or their affiliates’ directors, officers, employees, members, partners, shareholders, or agents makes any representation or warranty with respect to the accuracy of such information. This presentation is an expression of Pace’s interest in Accel and does not constitute an offer or agreement to acquire Accel; it being understood that the terms of any such acquisition would be set forth in definitive documents in form and substance satisfactory to the parties and executed by them. Re-Audit: The historical financial numbers for Accel presented in this presentation, while audited, are subject to revision based on the completion of a re-audit by an independent registered public accounting firm. While Pace and Accel do not anticipate that there will be material differences in the historical financial numbers presented for Accel from the re-audited historical financial numbers, no assurance can be given that there will be any differences, material or otherwise. Additional Information and Where to Find It In connection with the proposed business combination, Pace intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a proxy statement/prospectus with respect to the securities to be issued in connection with the transactions contemplated by the proposed business combination. The definitive Registration Statement will contain important information about the transactions contemplated by the proposed business combination and related matters. INVESTORS AND SECURITY HOLDERS OF PACE AND ACCEL ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The Registration Statement and other relevant materials (when they become available) and any other documents filed by Pace with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, shareholders will be able to obtain free copies of the Registration Statement by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com. In addition, Pace has filed with the SEC a preliminary proxy statement on Schedule 14A (the “Extension Proxy”) with respect to an extraordinary general meeting of the shareholders of Pace to consider and vote upon, among other things, a proposal to amend Pace's amended and restated memorandum and articles of association to extend the date by which Pace has to consummate a business combination from September 30, 2019 to December 31, 2019 (the “Extension”). The Extension Proxy will contain important information about the proposed Extension and related matters. COMPANY SHAREHOLDERS ARE URGED AND ADVISED TO READ THE EXTENSION PROXY CAREFULLY WHEN IT BECOMES AVAILABLE. The Extension Proxy and other relevant materials (when they become available) and any other documents filed by Pace with the SEC may be obtained free of charge at the SEC's website, at www.sec.gov. In addition, shareholders will be able to obtain free copies of the Extension Proxy by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com. Participants in the Solicitation Pace, Accel and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Pace’s shareholders in connection with the proposed business combination. Information about Pace’s directors and executive officers is set forth in Pace’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 13, 2019. These documents are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Pace shareholders in connection with the proposed business combination will be set forth in the Registration Statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the Registration Statement that Pace intends to file with the SEC. Pace, Accel and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Pace's shareholders in connection with the proposed Extension. Information about Pace's directors and executive officers is set forth in Pace's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 13, 2019. These documents are available free of charge at the SEC's web site at www.sec.gov, or by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Pace shareholders in connection with the proposed Extension will be set forth in the Extension Proxy for the proposed Extension when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Extension will be included in the Extension Proxy that Pace intends to file with the SEC. No Offer or Solicitation This presentation is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed business combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and applicable regulations in the Cayman Islands.

TPG Pace Holdings Corp. Transaction Update On June 13, 2019, TPG Pace Holdings Corp. (“Pace” or “TPGH”) announced a transaction with the shareholders of Accel Entertainment, Inc. (“Accel”) Accel is the best-in-class gaming-as-a-service platform and the largest video gaming operator in the U.S. on an Adjusted EBITDA basis Transaction valued at announcement at $884 million equity value with essentially no net debt Transaction is expected to close in November 2019 Accel achieved record operating and financial results for Q2 2019 and 1H 2019 Locations increased in Q2 2019 to 1,762, representing an 18% year-over-year increase 1H 2019 Annualized Run-Rate EBITDA of $88 million(1) 1H 2019 Unlevered Free Cash Flow (Adjusted EBITDA less Capex) of $28 million On August 29, 2019, Accel announced that it entered into a definitive agreement to acquire Grand River Jackpot, LLC (“Grand River”) in an accretive transaction for a total enterprise value (“TEV”) of $108 million(2) The acquisition will increase Accel’s portfolio by 446 locations (+24%) to 2,320 total at 2019 year-end Pro forma guidance raised to account for the Grand River acquisition: 2020E and 2021E Pro Forma EBITDA guidance of $110 - $117(3) million and $128 - $138mm(3), respectively Pace’s pro forma acquisition multiples for the Accel business combination are 8.4x – 8.9x 2020E Adjusted EBITDA and 13.9x - 15.4x 2020 P/E based on Adjusted Net Income Shareholder lawsuit voluntarily withdrawn in late August Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information Note: Projections are Pace estimates. With respect to projections, see slide 2 under "Use of Projections" under "Important Information" 1. Run-rate EBITDA analysis assumes current backlog of signed contracts go live with 5 VGTs per location and achieve a run-rate hold per day (HPD) at a 10% increase over Accel’s average HPD at a 23% contribution margin. Includes the impact from new legislation enacted in June 2019 and assumes additional 6th VGT in 400 existing high performance locations at $139 HPD and an overall 10% increase to Pace’s base case HPD due to higher betting limits 2. TEV of $108mm based on $100mm cash consideration at closing plus $9.5mm earnouts that are expected to be fully realized and discounted to present value at 8% 3. Ranges reflect ranges of timing for implementation of 6th VGTs and new gaming software and assume locations acquisitions. Please refer to slides 10 and 15 for more detail.

Accel has a Straightforward Value Creation Plan Execute on Backlog to Deliver Growth Benefit from Gaming Expansion Bill Invest for Sustained Growth Use Strong Balance Sheet Clear objectives to drive sustained value creation New Locations Competitor Conversion Refill Backlog with New Sales M&A Synergies 6th VGT per Location Higher Bet Limits Accretive M&A New States New Products Accretive M&A Share Buybacks Dividends

Accel’s Record Q2 Results and Attractive Recent Add-On Transaction Validate Pace’s Investment Thesis Multiple Opportunities to Invest for Growth Attractive Fundamental Valuation Highly Visible EBITDA Growth Substantial FCF Generation from a Unique Asset-Light Model Strong Balance Sheet

Q2 2019 Update

Key Q1 and Q2 KPIs – Industry-Leading Growth(1) Locations (#) Revenue ($mm) Video Gaming Terminals (“VGTs”) (#) Adjusted EBITDA ($mm)(3) Average Hold per Day ($)(2) Backlog (as of Q2 2019) 1. Prior to Grand River Jackpot acquisition 2. Hold Per Day (HPD) calculated as net terminal income / days per measurement period / average # of VGT’s 3. Adjusted EBITDA is calculated as revenue less gaming taxes, revenue sharing, direct operating expenses, and SG&A expenses Note: With respect to non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures” under “Important Information”

Accel Revenue Growing Rapidly Year over Year Revenue Growth (%) Accel has grown revenue well in excess of the broader industry over the last two years Source: Management as of June 2019, SunTrust Robinson Humphrey Research.

Location Trends by Vintage Revenue by Vintage ($mm)(1) Stable base of topline growth and predictable revenue maturation curve as new locations are signed up Hold Per Day per Month since Opening by Vintage ($)(2) 1. Run-rate revenue based on annualized revenue from pre-2019 installed base and adjusted for full-year equivalent of 1H 2019 location contributions 2. As of June 2019. Monthly hold per day calculated based on monthly net terminal income divided by average of 30.4 days per month in service High recurring revenue as minimal churn is offset by revenue growth New locations are maturing faster and are above average quality $ $ $ $

Illinois Regulatory Update

Regulatory Update & Impact on Accel		Run-Rate EBITDA[1]
6th VGTs	▪ New gaming expansion bill passed in June increased the maximum number of VGTs per location from 5 to 6 (some large trucks stops are now eligible for up to 10 VGTs) ▪ On August 14th, emergency rules for issuing keys to Terminal Operators were published in the Illinois Register, making them effectively immediately (with a comment period that will run alongside for 120 days) → keys enable Accel to proceed with VGT installation without an Illinois Gaming Board ("IGB") agent on-site ▪ Accel is currently working with the IGB and key suppliers to coordinate logistics for key delivery → timing is uncertain, but expected shortly ▪ Pace projects Accel to install a 6th VGT at 400 existing locations → **Expected deployment starting in Q4 2019**	**+$4 million**
Higher Betting Limits & Payouts	▪ The gaming expansion bill increased the maximum single wager from $2.00 to $4.00 ▪ Maximum single payouts have also been increased from $500 to $1,199 and progressive jackpots are now allowed up to $10,000 ▪ New betting parameters require installation of new software into existing VGTs. Release timing of approved software from manufacturers has not been provided, likely Q4 2019 / Q1 2020 ▪ Pace expects the higher betting parameters to drive increased gaming demand → **Pace projects 3%-10% higher hold per day beginning in Q1 2020 following new software installation**	**+$3 million – $11 million**

Full year impact, particularly in 2020 will depend on regulatory timing

Note: Projections are Pace estimates. With respect to projections, see slide 2 under "Use of Projections" under "Important Information"

1. Run-rate EBITDA analysis assumes current backlog of signed contracts go live with 5 VGTs per location and achieve a run-rate HPD at a 10% increase over Accel's average HPD at a 23% contribution margin. Includes the impact from new legislation enacted in June 2019 and assumes 6th VGT in 400 existing high performance locations at $139 HPD and an overall 10% increase to Pace's base case HPD due to higher betting limits

TPG PACE HOLDINGS CORP.
11

Acquisition Update

Accel is a Disciplined Buyer Acquired locations typically improve performance as a result of Accel’s operating rigor Acquired Year: 2013 2014 2014 2014 2016 2017 2018 2018 # Locations Acquired 51 8 10 27 122 121 23 71 Total % Increase +68% +59% +58% +41% +13% +14% +4% +8% Source: Management as of June 2019 Acquisition Track Record Playbook to Drive Synergies Enhanced Route Efficiencies Implement Relationship Management Optimize Equipment Mix Better Marketing & Data Analytics Back Office Synergies Rationalize Underperforming Locations

Grand River Jackpot – Company Overview Accel’s M&A Playbook Grand River Jackpot – Key Facts As of May 2019: Locations: 446 Live VGTs: 1,854 Average HPD: ~$84 Average Remaining Contract Term: 5.8 years 2019E Revenue: $57 million 2019E Adjusted EBITDA: $12 million Outlook: low to mid-teens near-term EBITDA growth Employees: 96 Facilities: 2 Hubs & 1 Satellite Office Strong fit for Accel Enhanced Route Efficiencies Implement Relationship Management Optimize Equipment Mix Better Marketing & Data Analytics Back Office Synergies Rationalize Underperforming Locations Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information Note: Projections are Pace estimates. With respect to projections, see slide 2 under "Use of Projections" under "Important Information“ 1. TEV of $108mm assumes $9.5mm earnouts are fully realized and discounted to present value at 8% 2. Including non-refundable deposit 3. Accel’s existing credit facility was amended and upsized to accommodate the Grand River acquisition Transaction Summary Purchase Price $108mm TEV(1) $100mm cash consideration at closing (est. 8/31/19)(2) $2.5mm 1 year post-close if Grand River profit exceeds $19mm (est. 8/31/20) $7mm 3 years post-close if Grand River profit exceeds $19mm (est. 8/31/22) Financing Accel to fund 100% in cash via amended existing credit facility(3) Timing Anticipated closing on 9/16/19 subject to confirmatory due diligence and other customary approvals 108mm TEV(1) $100mm cash consideration at closing(2) $2.5mm 1 year post-close if Grand River profit exceeds $19mm (est. 8/31/20) $7mm 3 years post-close if Grand River profit exceeds $19mm (est. 8/31/22) Financing Accel to fund 100% in cash via amended existing credit facility(3) Timing Anticipated closing on 9/16/19, subject to confirmatory due diligence and other customary approvals

Grand River Jackpot – Geographic Location Density Accel Standalone Locations (as of 1H19) Grand River Jackpot Locations (as of May 2019) 18 5 4 11 10 10 13 2 1 5 2 14 13 8 2 1 2 3 16 6 1 2 6 1 16 9 1 6 2 8 11 3 24 38 1 3 5 6 1 18 57 8 100 104 34 6 24 9 29 47 11 104 18 3 7 8 27 12 28 85 310 19 24 20 70 17 50 39 3 5 1 2 1 1 2 3 64 75 6 2 9 4 9 12 29 18 28 100+ 51 - 100 26 - 50 11 - 25 1 - 10 1 2 1 2 1 32 3 6 8 26 23 23 3 40 12 5 3 13 3 1 3 2 8 5 13 18 3 3 2 2 5 1 1 1 2 4 3 45 63 4 1 6 14 6 1 3 17 100+ 51 - 100 26 - 50 11 - 25 1 - 10 Grand River Jackpot significantly strengthens Accel’s position in Southern and Western Illinois Source: Accel Management, Fifth Third / Fantini Research

Grand River Jackpot – Pro Forma Accel Financials # Locations Revenue ($mm) Adjusted EBITDA ($mm) Capital Expenditures ($mm) 1. PF 2019 represents a full year impact of the Grand River acquisition and 40 additional acquired locations à reported 2019 results will be lower due to only partial year contribution from Grand River following expected closing on September 16, 2019 Note: Projections are Pace estimates. With respect to projections, see page 2 “Use of Projections” under “Important Information”. Ranges reflect potential for delay in roll-out timing of additional VGTs and new gaming software and assume no M&A in 2020 and 2021 Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information Grand River’s acquisition reinforces Accel’s strong growth and low capital intensity business model (1) (1) (1) (1) PF 2020 and 2021 EBITDA range driven by uncertainty of timing of regulatory changes (6th VGT and new software) and magnitude of associated HPD uplift (3% - 10%)

Transaction Update

Summary Transaction Terms – Pro Forma Grand River Acquisition

Pro Forma Valuation

	At Close
Illustrative Share Price ($)[1]	$10.25
Shares Outstanding (mm)	87
Initial Market Capitalization ($mm)	**893**
PF Net Debt ($mm)[2]	84
NPV of Grand River Earnouts ($mm)[2]	8
TEV to Market ($mm)	**984**

Entry Multiples	Metric ($mm)	x		Metric	x
2020E Adj. EBITDA[3]	**110 - 117**	**8.4-8.9x**	**2021E**	**128 - 138**	**7.1-7.7x**
2020E FCF[3]	**87 - 94**	**10.5-11.3x**	**2021E**	**102 - 110**	**8.9-9.6x**
2020E P/E[4]	**58 - 64**	**13.9-15.4x**	**2021E**	**73 - 79**	**11.3-12.2x**
2020E 3x Lvg P/E[4]	51 - 57	12.2-13.7x	2021E	64 - 70	10.0-10.9x

PF Capitalization (Nov-19 Est. Closing)

	$mm
RCF	33
Term Loan & Other Debt[2]	167
less: Cash & Other Investments[2][7]	(116)
Net Debt	**84**
x 2019E EBITDA	**0.9 x**
WACD[2]	**L + 170**

Sources & Uses (Estimated)

Sources	$mm
Existing SPAC Cash in Trust (as of Q2 2019)	461
PIPE	48
Total Sources	**509**

Uses	
Transaction Fees	43
Cash to Sellers[7]	350
Deleveraging	117
Total Uses	**509**

Post Transaction Ownership (Estimated)[6]



Accel Founders & Mgmt; 19%
Foundation; 1%(5)
Pace Sponsor(5) Entities; 8%
Other; 15%
PIPE; 5%
Pace Public; 52%

Float at Close 72%

1. Transaction share price based on amount of cash in trust including interest as of 6/30/2019; PIPE raised at $10.22 / share
2. Debt includes additional debt from $100mm Grand River cash consideration and recent capex investments. Cash & Other Investments includes $5mm convertible note and proceeds from vested existing Accel option-holders who will convert pre-close. NPV of Grand River earnouts assumes $9.5mm earnouts are fully realized and discounted to present value at 8%. L+250 rate steps down to L+170 at Closing
3. Free cash flow calculated as Adjusted EBITDA less total capex
4. P/E based on Adjusted Net Income (adjusted for tax-effected route amortization from historical acquisitions). Levered P/E based on Accel at 3x net leverage (L+250 interest rate)
5. Pace Sponsor has agreed to cancel 1.25mm founder shares, defer 2mm founder shares as earnout subject to share price targets, and transfer 0.5mm founder shares into a foundation created for charitable efforts in the communities Accel currently or plans to operate in. Pace Sponsor shares will be split across a number of entities with different beneficial owners each holding less than 5%
6. Other outstanding instruments: 15mm public warrants for 15mm shares at $11.50 per share; 7.3mm private warrants for 7.3mm shares at $11.50 per share; 2.0mm sponsor earnout shares and 3.0mm Accel founder / management earnout shares subject to 3 tranches of Adjusted EBITDA or share price thresholds of: 1) $120mm 2021 Adjusted EBITDA or $12.00 share price; 2) $140mm 2022 Adjusted EBITDA or $14.00 share price; and 3) $160mm 2023 Adjusted EBITDA or $16.00 share price → earnout thresholds are expected to increase by approx. $12 million pro forma Grand River to be consistent with the Transaction Agreement
7. Assumes existing Accel shareholders elect a total consideration mix of 54% cash and 46% equity inclusive of Clairvest electing 100% cash, although Clairvest can elect any cash / equity mix at its discretion. To the extent that Accel shareholders elect a consideration mix with less cash and more equity than anticipated cash to sellers will decrease and deleveraging will increase.

Note: With respect to projections, see page 2 "Use of Projections" under "Important Information" for information regarding non-GAAP metrics

Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information

TPG PACE HOLDINGS CORP. 18

Accel vs. Publicly-Traded Comparable Companies

	PF Accel	Gaming Peers Above 10% ROIC	Gaming Peers Below 3x Net Leverage	Route-Based Service Peers
2019E Net Leverage	0.9x	2.9x	1.8x	2.8x
2019E-2021E Revenue CAGR	18%	7%	10%	5%
ROIC[(1)]	20%	14%	16%	11%
2020E TEV / Adj. EBITDA	8.4x-8.9x	10.5x	11.1x	14.7x
2020E TEV / FCF[(2)]	10.5x-11.3x	13.6x	14.5x	19.5x
2021E TEV / Adj. EBITDA	7.1x-7.7x	9.7x	10.2x	13.4x
2021E TEV / FCF[(2)]	8.9x-9.6x	12.0x	12.8x	17.6x

Accel is well-positioned given the market's rewarding of high ROIC / low leverage peers

1. ROIC defined as operating profit after tax divided by average invested capital as of LTM Q2 2019, except most recent reporting for Aristocrat Leisure which is as of LTM Mar-19, Cintas which is as of LTM May-19, and Unifirst which is as of LTM May-19. Accel's ROIC is pro forma Grand River as of FY 2019
2. Free cash flow calculated as Adjusted EBITDA less total capex

Note: Gaming peers above 10% ROIC comprised of Eldorado Resorts, Monarch Casino & Resort, Las Vegas Sands, Wynn Resorts, Aristocrat Leisure and Churchill Downs. Gaming peers with net leverage less than 3x comprised of Monarch Casino & Resort, Las Vegas Sands, Aristocrat Leisure, and Churchill Downs. Route-based business services peers comprised of Waste Management, Cintas, UniFirst, The Brink's Company, Iron Mountain, Stericycle, Rollins, and ServiceMaster Global Holdings. See page 2 "Industry and Market Data" and "Use of Non-GAAP Financial Measures" under "Important Information". Other companies may calculate similar financial measures differently than Accel and therefore may not be directly comparable to Accel.

Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information

Note: Projections are Pace estimates. With respect to projections, see slide 2 under "Use of Projections" under "Important Information"

Source: Capital IQ and company filings. Market data as of August 30, 2019

TPG PACE HOLDINGS CORP. 19

Post-Transaction Balance Sheet Firepower Illustrative Balance Sheet Capacity Accel will have significant flexibility to pursue multiple growth avenues for value creation Note: Projections are Pace estimates. With respect to projections, see page 2 “Use of Projections” under “Important Information”

Revised Transaction Timeline Date Event June 2019 $45 million PIPE committed (upsized by $3 million in August) Transaction Agreement executed / announced July 2019 Accel shareholders issued drag notice Preliminary Extension proxy filed with the SEC Shareholder lawsuit Filed August 2019 Shareholder lawsuit voluntarily withdrawn Grand River acquisition announced September 2019 Q2 results & add-on acquisition update Accel re-audit completed(1) Preliminary proxy materials filed with the SEC with respect to the Business Combination BAML Gaming & Lodging Conference Grand River expected closing Shareholder meeting for extension vote October 2019 Global Gaming Expo (G2E) Set record date for Business Combination shareholder vote Mail final proxy materials to shareholders with respect to the Business Combination November 2019 Hold Business Combination shareholder vote and close transaction Note: Subject to company’s re-audit timing and SEC review timetable (1) Accel re-audit still ongoing. Transaction timeline driven by timing on Company’s re-audit for preliminary proxy filing with respect to the Business Combination Key Upcoming IR Events

Accel has a Straightforward Value Creation Plan Execute on Backlog to Deliver Growth Benefit from Gaming Expansion Bill Invest for Sustained Growth Use Strong Balance Sheet Accel is executing on its strategic vision to drive value creation for shareholders New Locations Competitor Conversion Refill Backlog with New Sales M&A Synergies 6th VGT per Location Higher Bet Limits Accretive M&A New States New Products Accretive M&A Share Buybacks Dividends YTD 2019 Accomplishments